UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

--------------------

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – May 31, 2018

(Date of earliest event reported – May 30, 2018)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2018, Honeywell International Inc. (the “Company”) announced that Vimal Kapur has been named President and CEO of Building Technologies, effective immediately. Mr. Kapur will serve as a Company officer and report to Chairman and CEO Darius Adamczyk.

Mr. Kapur, a long-time Company leader with an established track record of success within Honeywell Process Solutions (HPS) as well as business units within Building Technologies, will also oversee Honeywell’s Homes business, with newly appointed President and CEO Michael G. Nefkens reporting to him until that business spins later this year. Building Technologies will be a strategic business group that remains with Honeywell after the anticipated Homes spin.

Mr. Kapur was named in 2014 as President of HPS, a pioneer in providing automation control, software, field devices and services to process manufacturers in industries such as oil and gas, refining, pulp and paper, petrochemicals, and metals, minerals and mining. Under Mr. Kapur’s leadership, HPS has expanded margins while outperforming its peer group substantially. Mr. Kapur led HPS through a tough oil and gas downturn in 2015, and the business emerged as an even stronger competitor with a pipeline of innovative new offerings.

Previously, Mr. Kapur served as Vice President/General Manager of the Advanced Solutions line of business for HPS, where he built the foundation of a very strong software business that now is being transformed as Honeywell Connected Plant. Mr. Kapur has held several other key leadership positions during his 29 years at Honeywell, including Managing Director for Honeywell Automation India Limited (HAIL), where he led the former Automation and Control Solutions business, which was a forerunner of Building Technologies. In this role, Mr. Kapur led rapid growth in India of Honeywell Business Services (HBS) and Environmental and Combustion Controls (ECC), which are both components of Building Technologies. Mr. Kapur graduated from Thapar Institute of Engineering in Patiala, India, as an electronics engineer with a specialization in instrumentation.

Mr. Kapur succeeds Gary Michel, who communicated on May 30, 2018 his intention to leave Honeywell to become CEO of a non-competing publicly traded company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden Anne T. Madden Senior Vice President, General Counsel and Corporate Secretary